UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2010

VISANT HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-112055	90-0207604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

357 Main Street
Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 595-8200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 16, 2010, Visant Corporation (“Visant”), the Registrant’s subsidiary, announced that the offer to purchase and take-over bid circular (the “Offer”) and other related documents associated with Visant’s previously announced cash offer to acquire all of the issued and outstanding common shares of Intergold Ltd. (TSXV: IGOA.A) have been mailed to Intergold shareholders.

A copy of the joint press release announcing the mailing of the Offer documents is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

99.1	Joint press release dated March 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT HOLDING CORP.

Date: March 16, 2010	/S/ PAUL B. CAROUSSO
Paul B. Carousso
Vice President, Finance

Exhibit No.	Exhibit

99.1	Joint press release dated March 16, 2010.